Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2017

First Quarter 2017

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

First Quarter 2017

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Leslie D. Biddle	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President and Director of Leasing and Operations
David A. Karp	Executive Vice President and Chief Financial Officer
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Capital One Securities, Inc.	Thomas Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

First Quarter 2017

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
Revenue	$164,954		$179,263		$175,848		$165,815		$157,074
Net income	$19,145		$33,008		$32,897		$24,640		$16,705
Cash net operating income (1)	$82,781		$96,338		$93,715		$89,542		$76,459
Core funds from operations (“Core FFO”) (1)	$61,293		$74,158		$71,938		$64,750		$58,154
Core funds available for distribution (“Core FAD”) (1)	$53,721		$60,472		$59,712		$49,798		$48,141
Core FFO per share - diluted	$0.21		$0.25		$0.26		$0.24		$0.22
Diluted weighted average shares	297,962,000		297,046,000		280,614,000	(2)	266,167,000		266,134,000
Dividends declared and paid per share	$0.105		$0.105		$0.105		$0.105		$0.085

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,145,676		10,138,999		10,125,119		10,077,905		10,080,601
Percent occupied (3)	88.8%		88.1%		87.9%		86.6%		88.2%
Percent leased (4)	89.5%		90.2%		90.3%		89.4%		89.8%

Observatory Metrics:
Number of visitors	636,000		1,068,000		1,340,000		1,124,000		719,000
Change in visitors year over year	-11.5%		12.5%		1.0%		-3.5%		15.6%
Observatory revenues	$20,940		$33,702		$38,093		$31,838		$21,181
Change in revenues year over year	-1.4%		22.1%		6.7%		4.0%		16.5%

Ratios:
Consolidated Debt to Total Market Capitalization (5)	20.6%		21.1%		20.5%		24.5%		25.6%
Consolidated Net Debt to Total Market Capitalization (5)	14.8%		14.9%		14.0%		24.1%		25.0%
Consolidated Debt and Perpetual Preferred Units to
Total Market Capitalization (5)	20.9%		21.4%		20.8%		24.9%		26.0%
Consolidated Net Debt and Perpetual Preferred Units to
Total Market Capitalization (5)	15.2%		15.3%		14.4%		24.5%		25.5%
Consolidated Debt to EBITDA (6)	4.7	x	4.8	x	4.9	x	5.1	x	4.9	x
Consolidated Net Debt to EBITDA (6)	3.2	x	3.1	x	3.1	x	5.0	x	4.8	x
Interest Coverage Ratio	4.9	x	5.8	x	5.7	x	5.5	x	4.7	x
Core FFO Payout Ratio (7)	51%		42%		44%		44%		40%
Core FAD Payout Ratio (8)	58%		52%		53%		57%		48%

Class A common stock price at quarter end	$20.64		$20.19		$20.95		$18.99		$17.53
Average closing price	$20.66		$19.82		$20.67		$18.76		$16.51
Dividends per share - annualized	$0.42		$0.42		$0.42		$0.42		$0.34
Dividend yield (9)	2.0%		2.1%		2.0%		2.2%		1.9%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360

Class A common stock	156,689,477		154,744,740		153,828,060		122,781,134		120,639,410
Class B common stock	1,095,114		1,095,737		1,097,584		1,100,089		1,107,290
Operating partnership units	142,583,324		143,252,598		144,173,889		145,607,456		147,692,115

Total common stock and operating partnership units outstanding	300,367,915		299,093,075		299,099,533		269,488,679		269,438,815

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	The increase reflects the issuance of 29.6 million Class A common shares in a private placement transaction in August 2016.
(3)	Based on leases signed and commenced as of end of period.
(4)	Represents occupancy and includes signed leases not commenced.
(5)	Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2017 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2017; (ii) the number of perpetual preferred units at March 31, 2017 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of March 31, 2017.
(6)	Calculated based on trailing 12 months EBITDA.
(7)	Represents the amount of Core FFO paid out in distributions.
(8)	Represents the amount of Core FAD paid out in distributions.
(9)	Based on the closing price per share of Class A common stock on March 31, 2017.

First Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2017
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,145,676	8,071,337	1,869,887	204,452
Occupancy (2)	88.8%	88.1%	90.7%	99.4%

Revenue	$164,603	$116,746	$22,121	$4,796	$20,940
Operating expenses	(76,354)	(59,105)	(8,300)	(1,694)	(7,255)

Net operating income	88,249	57,641	13,821	3,102	13,685
Straight-line rent	(5,998)	(6,550)	467	85	—
Above/below-market rent revenue amortization	(1,428)	(1,428)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$82,781	$51,621	$14,288	$3,187	$13,685

Leasing activity
Total leases executed	27	24	3	—
Total square footage executed	200,992	128,179	72,813	—
Average rent psf - leases executed	$61.33	$73.04	$40.71	$—
Previously escalated rents psf	$42.58	$40.84	$45.66	$—
Percentage of new rent over previously escalated rents	44.0%	78.9%	-10.8%	—
Weighted average lease term	10.6 years

Leasing commission costs per square foot	$28.01	$36.49	$13.08	$—
Tenant improvement costs per square foot	48.84	45.02	55.57	—

Total LC and TI per square foot (3)	$76.85	$81.51	$68.65	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	157,973	43,019	200,992
Average rent psf - leases executed	$50.81	$99.96	$61.33
Previously escalated rents psf	$47.48	$24.60	$42.58
Percentage of new rent over previously escalated rents	7.0%	306.3%	44.0%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	85,160	43,019	128,179
Average rent psf - leases executed	$59.45	$99.96	$73.04
Previously escalated rents psf	$49.04	$24.60	$40.84
Percentage of new rent over previously escalated rents	21.2%	306.3%	78.9%

First Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,138,999	8,062,089	1,872,458	204,452
Occupancy (2)	88.1%	86.7%	93.0%	99.4%

Revenue	$178,869	$115,177	$25,347	$4,643	$33,702
Operating expenses	(73,328)	(55,501)	(8,165)	(1,729)	(7,933)

Net operating income	105,541	59,676	17,182	2,914	25,769
Straight-line rent	(8,652)	(10,296)	1,301	343	—
Above/below-market rent revenue amortization	(2,509)	(2,509)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$96,338	$48,829	$18,483	$3,257	$25,769

Leasing activity
Total leases executed	64	54	8	2
Total square footage executed	210,780	125,499	79,145	6,136
Average rent psf - leases executed	$63.34	$67.85	$33.61	$349.60
Previously escalated rents psf	$52.02	$50.63	$33.79	$312.18
Percentage of new rent over previously escalated rents	21.8%	34.0%	-0.6%	12.0%
Weighted average lease term	7.3 years

Leasing commission costs per square foot	$13.89	$15.25	$11.76	$13.56
Tenant improvement costs per square foot	50.35	45.30	62.25	—

Total LC and TI per square foot (3)	$64.24	$60.55	$74.01	$13.56

	Office	Retail	Total
Total Portfolio
Total square footage executed	199,165	11,615	210,780
Average rent psf - leases executed	$47.56	$331.30	$63.34
Previously escalated rents psf	$41.57	$229.54	$52.02
Percentage of new rent over previously escalated rents	14.4%	44.3%	21.8%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	120,020	5,479	125,499
Average rent psf - leases executed	$56.76	$310.81	$67.85
Previously escalated rents psf	$46.69	$137.00	$50.63
Percentage of new rent over previously escalated rents	21.6%	126.9%	34.0%

First Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,125,119	8,055,809	1,864,858	204,452
Occupancy (2)	87.9%	86.3%	93.4%	99.4%

Revenue	$175,444	$113,451	$19,225	$4,675	$38,093
Operating expenses	(72,857)	(55,612)	(8,279)	(1,716)	(7,250)

Net operating income	102,587	57,839	10,946	2,959	30,843
Straight-line rent	(9,619)	(9,914)	271	24	—
Above/below-market rent revenue amortization	(1,210)	(1,210)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$93,715	$48,672	$11,217	$2,983	$30,843

Leasing activity
Total leases executed	51	40	8	3
Total square footage executed	348,770	283,199	59,812	5,759
Average rent psf - leases executed	$57.61	$59.16	$33.44	$211.43
Previously escalated rents psf	$44.24	$42.27	$34.14	$237.87
Percentage of new rent over previously escalated rents	30.2%	40.0%	-2.0%	-11.1%
Weighted average lease term	9.6 years

Leasing commission costs per square foot	$20.24	$22.83	$8.76	$12.01
Tenant improvement costs per square foot	70.31	79.77	31.63	6.95

Total LC and TI per square foot (3)	$90.55	$102.60	$40.39	$18.96

	Office	Retail	Total
Total Portfolio
Total square footage executed	324,396	24,374	348,770
Average rent psf - leases executed	$54.12	$99.07	$57.61
Previously escalated rents psf	$38.23	$122.27	$44.24
Percentage of new rent over previously escalated rents	41.6%	-19.0%	30.2%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	264,584	18,615	283,199
Average rent psf - leases executed	$58.80	$64.30	$59.16
Previously escalated rents psf	$39.15	$86.51	$42.27
Percentage of new rent over previously escalated rents	50.2%	-25.7%	40.0%

First Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,077,905	8,009,636	1,863,817	204,452
Occupancy (2)	86.6%	84.5%	94.6%	99.4%

Revenue	$165,392	$108,962	$20,126	$4,466	$31,838
Operating expenses	(70,168)	(53,429)	(8,304)	(1,540)	(6,895)

Net operating income	95,224	55,533	11,822	2,926	24,943
Straight-line rent	(6,796)	(6,869)	(5)	78	—
Above/below-market rent revenue amortization	(844)	(844)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$89,542	$49,778	$11,817	$3,004	$24,943

Leasing activity
Total leases executed	45	39	5	1
Total square footage executed	176,533	156,745	18,604	1,184
Average rent psf - leases executed	$59.09	$59.72	$33.73	$375.00
Previously escalated rents psf	$42.39	$41.25	$39.40	$240.63
Percentage of new rent over previously escalated rents	39.4%	44.8%	-14.4%	55.8%
Weighted average lease term	7.9 years
Leasing commission costs per square foot	$17.00	$17.73	$3.95	$124.35
Tenant improvement costs per square foot	55.67	60.29	20.29	—

Total LC and TI per square foot (3)	$72.67	$78.02	$24.24	$124.35

	Office	Retail	Total
Total Portfolio
Total square footage executed	175,349	1,184	176,533
Average rent psf - leases executed	$56.96	$375.00	$59.09
Previously escalated rents psf	$41.05	$240.63	$42.39
Percentage of new rent over previously escalated rents	38.8%	55.8%	39.4%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	156,745	—	156,745
Average rent psf - leases executed	$59.72	$—	$59.72
Previously escalated rents psf	$41.25	$—	$41.25
Percentage of new rent over previously escalated rents	44.8%	—	44.8%

First Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,080,601	8,013,014	1,863,135	204,452
Occupancy (2)	88.2%	86.5%	94.5%	99.4%

Revenue	$156,529	$110,730	$19,954	$4,664	$21,181
Operating expenses	(72,717)	(55,260)	(8,048)	(1,654)	(7,755)

Net operating income	83,812	55,470	11,906	3,010	13,426
Straight-line rent	(5,080)	(5,278)	202	(4)	—
Above/below-market rent revenue amortization	(4,231)	(4,231)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$76,459	$47,919	$12,108	$3,006	$13,426

Leasing activity
Total leases executed	47	36	11	—
Total square footage executed	255,723	196,693	59,030	—
Average rent psf - leases executed	$61.63	$69.73	$30.00	$—
Previously escalated rents psf	$43.12	$45.18	$35.06	$—
Percentage of new rent over previously escalated rents	42.9%	54.3%	-14.4%	—
Weighted average lease term	10.4 years

Leasing commission costs per square foot	$20.60	$25.17	$5.39	$—
Tenant improvement costs per square foot	58.14	68.73	22.88	—

Total LC and TI per square foot (3)	$78.74	$93.90	$28.27	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	242,098	13,625	255,723
Average rent psf - leases executed	$52.29	$207.39	$61.63
Previously escalated rents psf	$39.66	$99.48	$43.12
Percentage of new rent over previously escalated rents	31.9%	108.5%	42.9%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	183,068	13,625	196,693
Average rent psf - leases executed	$59.48	$207.39	$69.73
Previously escalated rents psf	$41.14	$99.48	$45.18
Percentage of new rent over previously escalated rents	44.6%	108.5%	54.3%

Notes:

(1)	Includes 504,016 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

First Quarter 2017

Property Detail

(unaudited )

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,711,264	92.3%	$130,454,048	$52.13	183
One Grand Central Place	Grand Central	1,242,359	87.1%	58,961,038	54.48	238
1400 Broadway (8)	Penn Station -Times Sq. South	906,295	89.2%	37,105,321	45.88	43
111 West 33rd Street (9)	Penn Station -Times Sq. South	636,949	61.7%	20,676,165	52.57	18
250 West 57th Street	Columbus Circle - West Side	489,009	75.8%	20,851,629	56.24	94
501 Seventh Avenue	Penn Station -Times Sq. South	459,649	92.7%	18,418,203	43.22	33
1359 Broadway	Penn Station -Times Sq. South	455,565	92.6%	21,001,188	49.81	36
1350 Broadway (10)	Penn Station -Times Sq. South	373,602	91.9%	18,679,203	54.41	67
1333 Broadway	Penn Station -Times Sq. South	292,629	100.0%	13,955,749	47.69	12

Manhattan Office Properties - Office		7,567,321	87.8%	340,102,542	51.21	724

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	115,568	73.1%	13,600,589	161.10	14
One Grand Central Place	Grand Central	66,705	99.3%	7,194,415	108.56	14
1400 Broadway (8)	Penn Station -Times Sq. South	21,073	72.8%	1,957,762	127.65	7
112 West 34th Street (9)	Penn Station -Times Sq. South	90,132	100.0%	22,382,376	248.33	4
250 West 57th Street	Columbus Circle - West Side	48,962	100.0%	8,010,501	163.61	8
501 Seventh Avenue	Penn Station -Times Sq. South	35,558	96.9%	1,949,479	56.60	9
1359 Broadway	Penn Station -Times Sq. South	27,243	100.0%	2,155,772	79.13	6
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,746,940	212.34	6
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	8,409,157	125.51	4

Manhattan Office Properties - Retail		504,016	92.4%	72,406,991	155.52	72

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		8,071,337	88.1%	412,509,534	58.04	796

Greater New York Metropolitan Area
Office Properties
First Stamford Place (11)	Stamford, CT	793,796	93.3%	31,356,600	42.32	59
Metro Center	Stamford, CT	285,258	90.0%	14,452,378	56.29	29
383 Main Avenue	Norwalk, CT	262,557	91.5%	7,574,035	31.54	22
500 Mamaroneck Avenue	Harrison, NY	294,768	90.8%	7,662,747	28.62	34
10 Bank Street	White Plains, NY	233,508	81.3%	6,822,154	35.92	30

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,869,887	90.7%	67,867,914	40.03	174

Standalone Retail Properties
10 Union Square	Union Square	58,005	98.0%	6,251,748	110.03	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,470,509	61.70	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,539,989	79.26	2
77 West 55th Street	Midtown	24,102	100.0%	2,756,697	114.38	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,310,800	135.11	5
103-107 Main Street	Westport, CT	4,330	100.0%	715,851	165.32	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,452	99.4%	19,045,594	93.70	27

Portfolio Total		10,145,676	88.8%	$499,423,042	$55.46	997

Total/Weighted Average Office Properties		9,437,208	88.3%	$407,970,456	$48.94	898
Total/Weighted Average Retail Properties		708,468	94.4%	91,452,586	136.73	99

Portfolio Total		10,145,676	88.8%	$499,423,042	$55.46	997

Notes:

(1)	Excludes (i) 156,403 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of March 31, 2017.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of March 31, 2017 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 74,291 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDGF North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 47 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 61 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 34 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

First Quarter 2017

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,062,390	10.5%	$—	0.0%	$—
Signed leases not commenced	13	77,614	0.8%	—	0.0%	—
2017	150	532,591	5.2%	27,568,721	5.5%	51.76
2018	176	842,696	8.3%	43,204,503	8.7%	51.27
2019	133	691,459	6.8%	34,726,886	7.0%	50.22
2020	137	909,082	9.0%	48,417,628	9.7%	53.26
2021	98	717,415	7.1%	38,446,008	7.7%	53.59
2022	67	542,053	5.3%	31,356,557	6.3%	57.85
2023	50	546,268	5.4%	30,470,630	6.1%	55.78
2024	42	494,904	4.9%	27,869,834	5.6%	56.31
2025	39	289,503	2.9%	23,066,849	4.6%	79.68
2026	39	948,680	9.4%	49,765,203	10.0%	52.46
Thereafter	65	2,491,021	24.4%	144,530,223	28.9%	58.02

Total	1,009	10,145,676	100.0%	$499,423,042	100.0%	$55.46

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 156,403 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

First Quarter 2017

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	860,682	11.4%	$—	0.0%	$—
Signed leases not commenced	11	65,186	0.9%	—	0.0%	—
2017	126	439,062	5.8%	22,122,866	6.5%	50.39
2018	139	582,316	7.7%	31,674,248	9.3%	54.39
2019	103	483,648	6.4%	23,976,911	7.0%	49.58
2020	101	622,262	8.2%	33,090,692	9.7%	53.18
2021	60	472,307	6.2%	24,300,049	7.1%	51.45
2022	43	250,397	3.3%	13,903,561	4.1%	55.53
2023	36	386,314	5.1%	19,953,397	5.9%	51.65
2024	25	295,819	3.9%	14,528,983	4.3%	49.11
2025	22	171,378	2.3%	9,530,305	2.8%	55.61
2026	29	828,815	11.0%	43,814,847	12.9%	52.86
Thereafter	40	2,109,135	27.8%	103,206,683	30.3%	48.93

Total Manhattan office properties	735	7,567,321	100.0%	340,102,542	100.0%	51.21

Greater New York Metropolitan Area Office Properties
Available	—	162,531	8.7%	$—	0.0%	$—
Signed leases not commenced	1	11,994	0.6%	—	0.0%	—
2017	14	45,942	2.5%	1,884,155	2.8%	41.01
2018	32	237,180	12.7%	8,932,554	13.2%	37.66
2019	21	175,663	9.4%	6,251,009	9.2%	35.59
2020	26	230,508	12.3%	9,894,105	14.6%	42.92
2021	31	215,463	11.5%	9,355,411	13.8%	43.42
2022	14	229,355	12.3%	8,959,355	13.2%	39.06
2023	8	111,317	6.0%	4,987,644	7.3%	44.81
2024	5	170,666	9.1%	7,682,239	11.3%	45.01
2025	10	83,805	4.5%	2,981,679	4.4%	35.58
2026	1	45,361	2.4%	1,394,281	2.1%	30.74
Thereafter	11	150,102	8.0%	5,545,482	8.2%	36.94

Total greater New York metropolitan area office properties	174	1,869,887	100.0%	67,867,914	100.0%	40.03

Retail Properties
Available	—	39,177	5.5%	$—	0.0%	$—
Signed leases not commenced	1	434	0.1%	—	0.0%	—
2017	10	47,587	6.7%	3,561,700	3.9%	74.85
2018	5	23,200	3.3%	2,597,701	2.8%	111.97
2019	9	32,148	4.5%	4,498,966	4.9%	139.95
2020	10	56,312	7.9%	5,432,831	5.9%	96.48
2021	7	29,645	4.2%	4,790,548	5.2%	161.60
2022	10	62,301	8.8%	8,493,641	9.3%	136.33
2023	6	48,637	6.9%	5,529,589	6.0%	113.69
2024	12	28,419	4.0%	5,658,612	6.2%	199.11
2025	7	34,320	4.8%	10,554,865	11.5%	307.54
2026	9	74,504	10.5%	4,556,075	5.0%	61.15
Thereafter	14	231,784	32.8%	35,778,058	39.1%	154.36

Total retail properties	100	708,468	100.0%	91,452,586	100.0%	136.73

Total portfolio lease expirations	1,009	10,145,676	100.0%	$499,423,042	100.0%	$55.46

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 156,403 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

First Quarter 2017

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	202,660	7.5%	—	0.0%	$—
Signed leases not commenced	2	6,121	0.2%	—	0.0%	—
2017	24	87,919	3.2%	4,827,763	3.7%	54.91
2018	21	72,019	2.7%	4,199,796	3.2%	58.32
2019	17	72,186	2.7%	3,492,419	2.7%	48.38
2020	38	303,259	11.2%	17,207,981	13.2%	56.74
2021	19	126,122	4.7%	6,401,543	4.9%	50.76
2022	15	67,663	2.5%	4,238,254	3.2%	62.64
2023	10	53,885	2.0%	3,326,228	2.5%	61.73
2024	8	66,859	2.5%	3,842,063	2.9%	57.47
2025	6	57,433	2.1%	3,011,235	2.3%	52.43
2026	11	501,453	18.5%	27,019,799	20.7%	53.88
Thereafter	14	1,093,685	40.2%	52,886,966	40.5%	48.36

Total Empire State Building office	185	2,711,264	100.0%	$130,454,048	100.0%	$52.13

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
2017	4,664,080	3,064,519	7,728,599	27.8%
2018	5,255,671	2,563,392	7,819,063	28.2%
2019	212,240	47,148	259,388	0.9%
2020	1,579,354	390,312	1,969,666	7.1%
2021	2,318,992	294,412	2,613,404	9.4%
2022	1,617,116	250,047	1,867,163	6.7%
2023	685,073	102,911	787,984	2.8%
2024	44,558	60,262	104,820	0.4%
2025	1,638,975	207,269	1,846,244	6.7%
2026	750,000	122,207	872,207	3.1%
Thereafter	1,612,674	273,501	1,886,175	6.8%

Total Empire State Building broadcasting licenses and leases	$20,378,733	$7,375,980	$27,754,713	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $5.8 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations.

Does not include license fees charged to broadcasting tenants.

(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

First Quarter 2017

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants		Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.	Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	June 2017-Oct. 2028	10.5 years	688,600	6.6%	$31,381,770	6.3%
2.	Coty	ESB	Jan. 2030	12.8 years	312,700	3.0%	15,463,374	3.1%
3.	LinkedIn	ESB	Feb. 2026	8.9 years	282,083	2.7%	14,602,529	2.9%
4.	Sephora	112 West 34th Street	Jan. 2029	11.8 years	11,334	0.1%	10,432,766	2.1%
5.	PVH Corp.	501 Seventh Avenue	June 2017-Oct. 2028	11.5 years	217,293	2.1%	9,248,351	1.9%
6.	Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	7.0 years	149,436	1.4%	7,198,833	1.4%
7.	Federal Deposit Insurance Corp.	ESB	Jan. 2020	2.8 years	121,879	1.2%	6,841,176	1.4%
8.	Macy’s	111 West 33rd Street	May 2030	13.2 years	131,117	1.3%	6,626,117	1.3%
9.	Urban Outfitters	1333 Broadway	Sept. 2029	12.5 years	56,730	0.5%	6,594,879	1.3%
10.	Footlocker	112 West 34th Street	Sept. 2031	14.5 years	34,192	0.3%	6,214,260	1.2%
11.	Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	7.6 years	47,541	0.5%	6,203,743	1.2%
12.	Legg Mason	First Stamford Place	Sept. 2024	7.5 years	137,583	1.3%	6,203,320	1.2%
13.	On Deck Capital	1400 Broadway	Dec. 2026	9.8 years	107,800	1.0%	5,746,116	1.2%
14.	WDFG North America	ESB	Dec. 2025	8.8 years	5,300	0.1%	5,511,240	1.1%
15.	Shutterstock	ESB	Apr. 2029	12.0 years	110,236	1.1%	4,886,141	1.0%
16.	Thomson Reuters	Metro Center	Apr. 2018-Apr. 2020	2.5 years	91,921	0.9%	4,807,861	1.0%
17.	Kohl’s	1400 Broadway	May 2029	12.2 years	113,032	1.1%	4,802,479	1.0%
18.	The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	12.6 years	75,959	0.7%	4,557,540	0.9%
19.	HNTB Corporation	ESB	Feb. 2026	8.9 years	78,361	0.8%	4,466,577	0.9%
20.	Target Corporation	112 West 34th Street	Jan. 2038	20.8 years	43,019	0.4%	4,300,000	0.9%

	Total				2,816,116	27.1%	$166,089,072	33.3%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2017.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

First Quarter 2017

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Capital expenditures
Tenant improvements - first generation	$25,254	$28,575	$31,959	$28,593	$8,876
Tenant improvements - second generation	2,464	3,122	949	1,113	1,443
Leasing commissions - first generation	2,538	3,077	7,141	3,374	5,696
Leasing commissions - second generation	1,071	467	388	313	185
Building improvements - first generation	19,935	21,800	17,970	24,073	11,728
Building improvements - second generation	30	1,754	2,061	53	604

Total	$51,292	$58,795	$60,468	$57,519	$28,532

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 250,000 square feet

•	Future redevelopment (other Manhattan properties) - 870,000 square feet

•	Redevelopment completed - 6,870,000 square feet

Inventory of vacant space (2)

•	Developed - 760,000 square feet, 86%

•	Undeveloped - 120,000 square feet, 14%

Inventory of undeveloped space (2)

•	Vacant - 120,000 square feet, 11%

•	Expires in 2017 - 150,000 square feet, 13%

•	Expires in 2018 and thereafter - 850,000 square feet, 76%

Notes:

(1)	These estimates are based on the Company’s current budgets and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt.

Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

First Quarter 2017

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Observatory revenue	$124,573	$20,940	$33,702	$38,093	$31,838	$21,181
Observatory expenses	29,333	7,255	7,933	7,250	6,895	7,755

NOI	95,240	13,685	25,769	30,843	24,943	13,426
Intercompany rent expense (1)	75,318	13,378	20,469	22,983	18,488	13,718

NOI after intercompany rent	$19,922	$307	$5,300	$7,860	$6,455	$(292)

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2012 to 2016

First Quarter 2017

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,977	7,951	7,946	7,946	7,931
Building and improvements	2,292,363	2,249,482	2,196,864	2,147,050	2,089,792

	2,501,536	2,458,629	2,406,006	2,356,192	2,298,919
Less: accumulated depreciation	(581,703)	(556,546)	(532,406)	(509,736)	(490,427)

Commercial real estate properties, net	1,919,833	1,902,083	1,873,600	1,846,456	1,808,492
Cash and cash equivalents	532,442	554,371	594,297	35,454	44,440
Restricted cash	62,464	61,514	60,752	59,141	60,165
Tenant and other receivables, net	20,580	22,542	19,569	14,521	14,828
Deferred rent receivables, net	158,005	152,074	143,578	133,955	127,148
Prepaid expenses and other assets	36,815	53,749	33,685	47,895	29,908
Deferred costs, net	270,456	277,081	287,591	292,777	304,977
Acquired below-market ground leases, net	374,102	376,060	378,018	379,976	381,934
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,866,176	$3,890,953	$3,882,569	$3,301,654	$3,263,371

Liabilities and Equity
Mortgage notes payable, net	$754,548	$759,016	$763,457	$767,717	$772,015
Senior unsecured notes, net	591,232	590,388	589,546	588,703	587,861
Unsecured term loan facility, net	263,019	262,927	262,830	262,735	262,640
Unsecured revolving credit facility	—	—	—	40,000	—
Accounts payable and accrued expenses	125,910	134,064	154,573	143,296	119,104
Acquired below-market leases, net	78,246	82,300	87,708	91,850	96,245
Deferred revenue and other liabilities	31,097	32,212	24,176	23,019	26,802
Tenants’ security deposits	47,198	47,183	47,440	47,565	49,729

Total liabilities	1,891,250	1,908,090	1,929,730	1,964,885	1,914,396
Total equity	1,974,926	1,982,863	1,952,839	1,336,769	1,348,975

Total liabilities and equity	$3,866,176	$3,890,953	$3,882,569	$3,301,654	$3,263,371

First Quarter 2017

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amoumts)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues
Rental revenue	$117,113	$117,498	$115,634	$112,613	$114,908
Tenant expense reimbursement	15,974	17,109	19,176	19,054	18,120
Observatory revenue	20,940	33,702	38,093	31,838	21,181
Third party management and other fees	351	394	404	423	545
Other revenue and fees	10,576	10,560	2,541	1,887	2,320

Total revenues	164,954	179,263	175,848	165,815	157,074

Operating expenses
Property operating expenses	42,210	38,775	38,585	37,386	39,104
Ground rent expenses	2,331	2,332	2,331	2,330	2,333
General and administrative expenses	11,088	13,455	11,798	12,907	10,918
Observatory expenses	7,255	7,933	7,250	6,895	7,755
Real estate taxes	24,558	24,288	24,691	23,557	23,525
Acquisition expenses	—	—	—	—	98
Depreciation and amortization	40,846	39,829	37,607	38,548	39,227

Total operating expenses	128,288	126,612	122,262	121,623	122,960

Total operating income	36,666	52,651	53,586	44,192	34,114
Other income (expense)
Interest expense	(17,742)	(17,837)	(17,939)	(17,420)	(17,951)
Loss from derivative financial instruments	(247)	—	—	—	—

Income before income taxes	18,677	34,814	35,647	26,772	16,163
Income tax (expense) benefit	468	(1,806)	(2,750)	(2,132)	542

Net income	19,145	33,008	32,897	24,640	16,705
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(8,926)	(15,808)	(16,690)	(13,317)	(9,043)

Net income attributable to common stockholders	$9,985	$16,966	$15,973	$11,089	$7,428

Weighted average common shares outstanding
Basic	156,493	153,273	136,831	122,502	120,778

Diluted	297,962	297,046	280,614	266,167	266,641

Net income per share attributable to common stockholders
Basic and Diluted	$0.06	$0.11	$0.12	$0.09	$0.06

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.085

First Quarter 2017

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$19,145	$33,008	$32,897	$24,640	$16,705
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	40,424	39,426	37,318	38,386	39,075

FFO attributable to common stockholders and non-controlled interests	59,335	72,200	69,981	62,792	55,546
Amortization of below-market ground lease	1,958	1,958	1,957	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	61,293	74,158	71,938	64,750	57,504
Deferred financing costs write-off and prepayment penalty	—	—	—	—	552
Acquisition expenses	—	—	—	—	98

Core FFO attributable to common stockholders and non-controlled interests	$61,293	$74,158	$71,938	$64,750	$58,154

Total weighted average shares and Operating Partnership Units
Basic	296,388	296,084	278,739	266,167	266,134

Diluted	297,962	297,046	280,614	266,167	266,134

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.20	$0.24	$0.25	$0.24	$0.21

Diluted	$0.20	$0.24	$0.25	$0.24	$0.21

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.21	$0.25	$0.26	$0.24	$0.22

Diluted	$0.21	$0.25	$0.26	$0.24	$0.22

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.21	$0.25	$0.26	$0.24	$0.22

Diluted	$0.21	$0.25	$0.26	$0.24	$0.22

Reconciliation of Core FFO to Core FAD
Core FFO	$61,293	$74,158	$71,938	$64,750	$58,154
Add:
Amortization of deferred financing costs	1,294	1,293	1,291	1,142	1,142
Non-real estate depreciation and amortization	422	403	289	162	152
Amortization of non-cash compensation expense	3,154	2,476	2,604	2,553	2,097
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(5,998)	(8,652)	(9,619)	(6,796)	(5,080)
Amortization of debt premiums	(1,737)	(1,737)	(1,736)	(1,737)	(1,737)
Above/below-market rent revenue amortization	(1,428)	(2,509)	(1,210)	(844)	(4,231)
Corporate and Observatory capital expenditures	(382)	(285)	(1,115)	(8,621)	(792)
Tenant improvements - second generation	(2,464)	(3,122)	(949)	(1,113)	(1,443)
Building improvements - second generation	(30)	(1,754)	(2,061)	(53)	(604)
Leasing commissions - second generation	(1,071)	(467)	(388)	(313)	(185)

Core FAD	$53,721	$60,472	$59,712	$49,798	$48,141

Reconciliation of Net Income to EBITDA
Net income	$19,145	$33,008	$32,897	$24,640	$16,705
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Interest expense	17,742	17,837	17,939	17,420	17,951
Losses from derivative financial instruments	247	—	—	—	—
Income tax expense (benefit)	(468)	1,806	2,750	2,132	(542)
Depreciation and amortization	40,846	39,829	37,607	38,548	39,227
Acquisition expenses	—	—	—	—	98

EBITDA	$77,278	$92,246	$90,959	$82,506	$73,205

First Quarter 2017

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30 2016	March 31, 2016
Reconciliation of Net Income to NOI and Cash NOI
Net income	$19,145	$33,008	$32,897	$24,640	$16,705
Add:
General and administrative expenses	11,088	13,455	11,798	12,907	10,918
Depreciation and amortization	40,846	39,829	37,607	38,548	39,227
Interest expense	17,742	17,837	17,939	17,420	17,951
Loss from derivative financial instruments	247	—	—	—	—
Acquisition expenses	—	—	—	—	98
Income tax expense (benefit)	(468)	1,806	2,750	2,132	(542)
Less:
Third-party management and other fees	(351)	(394)	(404)	(423)	(545)

Net operating income	88,249	105,541	102,587	95,224	83,812

Straight-line rent	(5,998)	(8,652)	(9,619)	(6,796)	(5,080)
Above/below-market rent revenue amortization	(1,428)	(2,509)	(1,210)	(844)	(4,231)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Cash net operating income	82,781	96,338	93,715	89,542	76,459

Less: Observatory net operating income	(13,685)	(25,769)	(30,843)	(24,943)	(13,426)

Total portfolio (excluding observatory) cash net operating income	$69,096	$70,569	$62,872	$64,599	$63,033

First Quarter 2017

Debt Summary

(unaudited and dollars in thousands)

	March 31, 2017			December 31, 2016
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$749,672	5.40%	2.0	$752,840	5.40%	2.2
Senior unsecured notes	600,000	3.47%	7.1	600,000	3.47%	7.4

Total fixed rate debt	1,349,672	4.54%	4.3	1,352,840	4.54%	4.5

Unsecured revolving credit facility	—	—	1.8	—	—	2.1
Unsecured term loan facility (1)	265,000	2.58%	5.4	265,000	2.37%	5.6

Total variable rate debt	265,000	2.58%	5.2	265,000	2.37%	5.4

Total debt	1,614,672	4.22%	4.5	1,617,840	4.19%	4.7

Premium/discount	(163)			905
Deferred financing costs, net	(5,710)			(6,414)

Total	$1,608,799			$1,612,331

Notes:

(1)	Beginning August 2017, LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at March 31, 2017	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		24.7%		Yes
Maximum Secured Debt	< 40%		11.5%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	4.1	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.3	x	Yes
Maximum Unsecured Leverage	< 60%		22.1%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$1,203,815		$1,661,808		Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

First Quarter 2017

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
10 Bank Street	5.72%	5.72%	$31,370	6/1/2017	30 years
1542 Third Avenue (1)	5.90%	5.90%	17,680	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	234,053	7/5/2017	30 years
383 Main Avenue	5.59%	5.59%	28,494	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	26,357	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	67,399	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	67,450	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,335	2/5/2018	30 years
111 West 34th Street (first lien mortgage loan)	6.01%	6.01%	74,964	4/5/2018	30 years
111 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,475	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	37,612	4/5/2018	30 years
Metro Center	3.59%	3.59%	95,483	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only

Total mortgage debt			749,672

Unsecured revolving credit facility	LIBOR plus 1.15%	2.13%	—	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured term loan facility	LIBOR plus 1.60%	2.58%	265,000	8/24/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.22%	1,614,672

Premium/discounts			(163)
Deferred financing costs, net			(5,710)

Total			$1,608,799

Notes:

(1)	During April 2017, the Company refinanced a mortgage loan collateralized by 1542 Third Avenue. The new $30.0 million loan bears interest at a fixed rate of 4.29% and matures in May 2027.

First Quarter 2017

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2017	$6,736	$336,009	$342,745	21.2%	5.67%
2018	2,880	262,210	265,090	16.4%	6.02%
2019	2,188	250,000	252,188	15.6%	2.63%
2020	2,268	—	2,268	0.1%	n/a
2021	2,350	—	2,350	0.1%	n/a
Thereafter	7,356	742,675	750,031	46.6%	3.47%

Total debt	$23,778	$1,590,894	1,614,672	100.0%	4.22%

Premium/discount			(163)
Deferred financing costs, net			(5,710)

Total			$1,608,799

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2017	$81	$506	$551	$1,138
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
2021	108	675	735	1,518
Thereafter	2,331	12,150	40,731	55,212

	$2,844	$15,356	$44,222	$62,422

First Quarter 2017

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: acquisition expenses, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.